UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 14, 2010
Toreador Resources Corporation
(Exact name of Registrant as specified in its charter)

Delaware	001-34216	75-0991164
(State or other	(Commission File	(IRS employer
jurisdiction of incorporation)	Number)	Identification No.)

c/o Toreador Holding SAS	75009
9 rue Scribe	(Zip code)
Paris, France
(Address of principal executive offices)
33 1 47 03 34 24
(Registrant’s telephone number including area code)
(Former name and former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 7.01. Regulation FD Disclosure.
     On December 14, 2010, Toreador Resources Corporation (the “Company”) made available a copy of the Company’s prospectus for admission of its common stock to listing and trading on the Professional Segment of NYSE Euronext in Paris, approved by the French Autorité des Marchés Financiers (“AMF”), on its website (www.toreador.net). A copy of the AMF prospectus is attached hereto as Exhibit 99.1 and is incorporated by reference herein.
     Pursuant to General Instruction B.2 of Form 8-K, the information contained in Item 7.01 of this Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing.
Item 8.01. Other Events.
     On December 14, 2010, the Company issued a press release announcing that the AMF approved the Company’s prospectus for admission of its common stock to listing and trading on the Professional Segment of NYSE Euronext in Paris. The press release is attached as Exhibit 99.2 hereto and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Prospectus, approved by the AMF on December 13, 2010.

99.2	Press release, dated December 14, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TOREADOR RESOURCES CORPORATION
By:	/s/ Craig M. McKenzie
	Name:	Craig M. McKenzie
	Title:	Chief Executive Officer

Date: December 14, 2010

EXHIBIT INDEX

Exhibit No.	Description

99.1	Prospectus, approved by the AMF on December 13, 2010.

99.2	Press release, dated December 14, 2010.